Exhibit 23.1

                         [LETTERHEAD OF ARTHUR ANDERSEN)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 5, 1999 included in Advanced Photonix, Inc.'s Form 10-K for each of the three years in the period ended March 28, 1999 and to all references to our Firm included in this Registration Statement.

                                                      /s/ Arthur Andersen LLP
                                                          Arthur Andersen LLP